SECURITIES & EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 17, 2004

Exact Name of Registration as Specified in Charter:

MedXLink, Corp.

State of Other Jurisdiction of Incorporation:                New York

Commission File Number:                                           2-94704

IRS Employer Identification Number:                        11-2647209

Address and Telephone Number of Principle Executive Offices:
378 North Main, #124
Layton, UT 84041
(801) 497-9075

Item 4. Change in Registrant's Certifying Accountant

On February 10, 2004, we were notified by Bierwolf, Nilson & Associates, that due to partner rotation requirements of the Sarbannes-Oxley Act, the accounting firm would be merging with a Salt Lake City, Utah firm, Chisholm & Associates. The name of the new accounting firm will be Chisholm, Bierwolf & Nilson, LLC.

The reports of MedXLink Corp., on the financial statements as of and for the fiscal year ended December 31, 2002, did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles, except that Bierwolf, Nilson & Associates issued an explanatory paragraph in its fiscal 2002 and 2001 reports as to MedXLink Corp's ability to continue as a going concern.

During the years ended December 31, 2002 and 2001 and through the date of this Current Report on Form 8-K, there were no disagreements with Bierwolf, Nilson & Associates on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which if not resolved to Chisholm, Bierwolf & Nilson LLC's satisfaction, would have caused it to make reference to the subject matter in connection with its report on the Registrant's consolidated financial statements for such years; and there were no reportable events as defined in Item 304(a)(1)(iv)(B) of Regulation S-B.

On February 11, 2004, the Company engaged Chisholm, Bierwolf & Nilson, LLC, to review its financial statements for the periods ending December 31, 2003, March 31, 2004 and June 30, 2004. During the two most recent fiscal years and through June 30, 2003, the Company has not consulted with Chisholm, Bierwolf & Nilson, LLC regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and no written report or oral advice was provided to the Company by concluding there was an important factor to be considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue; or (ii) any matter was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions thereto, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

MedXLink Corp., has provided a copy of this disclosure to Bierwolf, Nilson & Associates in compliance with the provisions of Item 304 (a)(3) of Regulation S-B. See Exhibit 16.1 Letter from Accountant's Firm to the Securities and Exchange Commission dated February 11, 2004.

Item 7. Financial Statements and Exhibits.

Exhibits

16.1 Letter from Bierwolf, Nilson & Associates

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 17, 2004 MedXLink, Corp.

/s/ Dean Becker
President and Director

Bierwolf, Nilson & Associates
Certified Public Accountants
1453 South Major street
Sallt Lake City, Utah 84115

 February 16, 2004

Securities and Exchange Commission
Washington, DC 20549

Re: MedXLink Corp.

Gentlemen:

We have read Item 4 "CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS" contained in MedXLink Corp's 8-K and are in agreement with the statements contained therein, as they relate to our firm.

Very truly yours,

/S/ Bierwolf, Nilson & Associates
Bierwolf, Nilson & Associates
Salt Lake City, Utah